Equity	12 Months Ended
Sep. 30, 2025
Equity [Abstract]
Equity

Note 8 — Equity

Ordinary Shares

The company is authorized to issue 50,000,000 ordinary shares of a single class, par value $0.001 per ordinary share. There are currently 31,725,000 ordinary shares issued and outstanding.

Statutory reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with PRC GAAP.

Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. As of September 30, 2025 and 2024, the balances of the required statutory reserves were $100 and nil.

2025 Equity Incentive Plan

On June 13, 2025, the board of directors approved the 2025 Equity Incentive Plan, which may be amended and restated from time to time, to attract and retain the best available personnel, provide additional incentives to employees, directors and consultants for promoting the success of our business. The maximum aggregate number of shares which may be issued under the 2025 Equity Incentive Plan is 5,000,000 ordinary shares.

On June 16, 2025, the Company granted unrestricted 5,000,000 ordinary shares and vested immediately to four employees with each share issued at a price 0.001 for the amount of $5,000. According to ASC 718, the fair value of the unrestricted 5,000,000 ordinary shares is determined based on the closing market price of $7 of the Company’s common stock on the grant date and the compensation expense is recognized equal to the fair value of the ordinary shares on the grant date which were amounted to $35,000,000. As of September 30, 2025, 2025 Equity Incentive Plan was fully issued as vested.